Exhibit 99-2

VGTel, Inc. dba 360 Entertainment & Productions

Announces Partial Restructuring of Balance Sheet

NEW YORK, October 23, 2012 /PRNewswire/ -- VGTel, Inc. dba 360 Entertainment & Productions (OTCQB: VGTL) (OTCBB: VGTL), announced a restructuring of a portion of its balance sheet by reducing its outstanding liabilities by approximately $400,000. Management believes there will be additional reductions in overall liabilities including the elimination of certain aged payables and renegotiation of others which will help to strengthen its balance sheet in the coming quarters.

The Company had incurred liabilities to service providers over the last two years. In an effort to reduce the Company’s debt, certain of these liabilities were converted into shares of the Company’s common stock, which enabled the Company to reduce its outstanding debt substantially. The total amount converted was $394,071.35. These conversions represent approximately 38% of the total outstanding liabilities from continuing operations as of July 31, 2012, and their participation in this conversion effort demonstrates a high level of confidence in the Company and its current strategy. The conversion will be included in the Company’s report on Form 10-Q for the three months ended September 30, 2012.

The Company is continuing to work to resolve its remaining outstanding liabilities and expects to make future announcements in the future.

Commenting on the announcement, Company CEO Peter Shafran stated, “One of our Company’s strategies for 2012 was to significantly restructure our balance sheet as we support the extensive development of our new businesses. With the conversion of these liabilities into stock, we have made significant progress in achieving our plan objectives for this year. Through these measures and through our aggressive moves into the charitable video gaming industry, we will be able to achieve our growth targets and build a profitable future for our company and its stockholders."

About 360 Entertainment & Productions

360 Entertainment & Productions is devoted to creating a multi-platform entertainment and media company offering content, production, distribution and programming, along with products and vehicles for financing tax credits and other products tailored to the entertainment and gaming industries. Our business outlook is based on a strategy of growing and building business units through investments and acquisitions.

For further information www.360entertainmentandproductions.com

Safe Harbor Statement

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking information made on the company's behalf.  All statements, other than statements of historical facts, which address the company's expectations of sources of capital or which express the company's expectation for the future with respect to financial performance or operating strategies can be identified as forward-looking statements.  Such statements made by the company are based on knowledge of the environment in which it operates, but because of the possibility of unknown factors, as well as other factors beyond the control of the company, actual results may differ materially from the expectations expressed in the forward-looking statement.  An investment in our common stock involves a significant degree of risk.  You should not invest in our common stock unless you can afford to lose your entire investment.  You should consider carefully all risk factors and other information in our annual report and quarterly filings before deciding to invest in our common stock.  If any of the following risks and uncertainties develops into actual events, our business, financial condition or results of operations could be materially adversely affected and you could lose your entire investment in our company.

Forward Looking Statements:

This press release contains forward-looking statements that involve a number of risks and uncertainties, including statements regarding the outlook of the Company's business and results of operations. By nature, these risks and uncertainties could cause actual results to differ materially from those indicated. Generally speaking, any statements using terms such as "will," "expect," "anticipate," or "may," or which otherwise predict or address future results or events, are likely to contain forward-looking statements. It is important to note that actual results may differ materially from what is indicated in any forward-looking statement. Readers should consider any forward-looking statements in light of factors that could cause actual results to vary. These factors are described in the Company’s filings with the SEC, and readers should refer to those filings, including Risk Factors described in those filings, in connection with any forward-looking statements.  The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise

CONTACT:

Investor Contact:

Peter Shafran, CEO

VGTel, Inc. dba 360 Entertainment & Productions

Phone: (360) 8-360-ENT

petershafran@360entertainmentandproductions.com

NY 242574036v2